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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 16, 1999
                                                          --------------


                                THE GEON COMPANY
                                ----------------
               (Exact name of registrant as specified in charter)



   Delaware                        1-11804                   34-1730488
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(State or other                  (Commission                (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)



                     One Geon Center, Avon Lake, Ohio 44012
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 440-930-1001
                                                            ------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
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         The Geon Company announced that it has established a new stockholder record date of March 23, 1999, for a special meeting tentatively slated for April 19, 1999. Stockholders will be asked to approve proxy materials concerning Geon's previously announced agreements with the OxyChem division of The Occidental Petroleum Corporation.


Item 7(c).  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 Press Release of March 16, 1999 announcing a new stockholder record date for a special meeting of Geon stockholders.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  THE GEON COMPANY




                                                  By \s\ Gregory L. Rutman
                                                  -----------------------------
                                                  Secretary



Dated  March 18, 1999